                                                                    EXHIBIT 20.1

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                         MONTHLY SERVICER'S CERTIFICATE

         Accounting Date:                             April 30, 1998
                                             ------------------------
         Determination Date:                             May 7, 1998
                                             ------------------------
         Distribution Date:                             May 15, 1998
                                             ------------------------
         Monthly Period Ending:                       April 30, 1998
                                             ------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.       Collection Account Summary

         Available Funds:
                        Payments Received                                                $18,274,875.82
                        Liquidation Proceeds (excluding Purchase Amounts)                   $654,348.66
                        Current Monthly Advances                                             232,640.13
                        Amount of withdrawal, if any, from the Reserve Account                    $0.00
                        Monthly Advance Recoveries                                          (118,180.18)
                        Purchase Amounts-Warranty and Administrative Receivables             $82,481.62
                        Purchase Amounts - Liquidated Receivables                                 $0.00
                        Income from investment of funds in Trust Accounts                    $76,251.30
                                                                                      ------------------
         Total Available Funds                                                                                      $19,202,417.35
                                                                                                            =======================

         Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                         $0.00
                        Backup Servicer Fee                                                       $0.00
                        Basic Servicing Fee                                                 $584,616.91
                        Trustee and other fees                                                    $0.00
                        Class A-1 Interest Distributable Amount                             $121,833.15
                        Class A-2 Interest Distributable Amount                           $1,000,416.67
                        Class A-3 Interest Distributable Amount                           $1,333,000.00
                        Class A-4 Interest Distributable Amount                             $436,033.33
                        Noteholders' Principal Distributable Amount                      $12,487,300.34
                        Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                   $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                        Spread Account Deposit                                            $3,239,216.94
                                                                                      ------------------
         Total Amounts Payable on Distribution Date                                                                 $19,202,417.35
                                                                                                            =======================



                                 Page 1 (1997-D)

II.      Available Funds

         Collected Funds (see V)
                            Payments Received                                        $18,274,875.82
                            Liquidation Proceeds (excluding Purchase Amounts)           $654,348.66             $18,929,224.48
                                                                                   -----------------

         Purchase Amounts                                                                                           $82,481.62

         Monthly Advances

                            Monthly Advances - current Monthly Period (net)             $114,459.95
                            Monthly Advances - Outstanding Monthly Advances
                               not otherwise reimbursed to the Servicer                       $0.00                $114,459.95
                                                                                   -----------------

         Income from investment of funds in Trust Accounts                                                          $76,251.30
                                                                                                        -----------------------

         Available Funds                                                                                        $19,202,417.35
                                                                                                        =======================

  III.   Amounts Payable on Distribution Date

             (i)(a)     Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                                      $0.00

             (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

             (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                        $0.00

              (ii)      Accrued and unpaid fees (not otherwise paid by OFL or
                        the Servicer):
                            Owner Trustee                                                     $0.00
                            Administrator                                                     $0.00
                            Indenture Trustee                                                 $0.00
                            Indenture Collateral Agent                                        $0.00
                            Lockbox Bank                                                      $0.00
                            Custodian                                                         $0.00
                            Backup Servicer                                                   $0.00
                            Collateral Agent                                                  $0.00                      $0.00
                                                                                   -----------------

            (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                       $584,616.91

            (iii)(b)    Supplemental Servicing Fees (not otherwise paid to
                        Servicer)                                                                                        $0.00

            (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                          $0.00

              (iv)      Class A-1 Interest Distributable Amount                                                    $121,833.15
                        Class A-2 Interest Distributable Amount                                                  $1,000,416.67
                        Class A-3 Interest Distributable Amount                                                  $1,333,000.00
                        Class A-4 Interest Distributable Amount                                                    $436,033.33


              (v)       Noteholders' Principal Distributable Amount

                            Payable to Class A-1 Noteholders                                                    $12,487,300.34
                            Payable to Class A-2 Noteholders                                                             $0.00
                            Payable to Class A-3 Noteholders                                                             $0.00
                            Payable to Class A-4 Noteholders                                                             $0.00


             (vii)      Unpaid principal balance of the Class A-1 Notes after
                        deposit to the Note Distribution Account of any funds in
                        the Class A-1 Holdback Subaccount (applies only on the
                        Class A-1 Final Scheduled Distribution Date)                                                     $0.00

              (ix)      Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                                                              $0.00
                                                                                                        -----------------------

                        Total amounts payable on Distribution Date                                              $15,963,200.41
                                                                                                        =======================



                                 Page 2 (1997-D)

IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                  Amount of excess, if any, of Available Funds over total
                  amounts payable (or amount of such excess up to the Spread
                  Account Maximum Amount)                                                                       $3,239,216.94

         Reserve Account Withdrawal on any Determination Date:

                  Amount of excess, if any, of total amounts payable over
                  Available Funds (excluding amounts payable under item (vii) of
                  Section III)                                                                                          $0.00

                  Amount available for withdrawal from the Reserve Account
                  (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                  Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                  withdrawals from or deposits to the Reserve Account in respect
                  of transfers of Subsequent Receivables)                                                               $0.00

                  (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                  Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                  Amount of withdrawal, if any, from the Reserve Account                                                $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

                  Amount by which (a) the remaining principal balance of the
                  Class A-1 Notes exceeds (b) Available Funds after payment of
                  amounts set forth in item (v) of Section III                                                          $0.00

                  Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                  (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                  Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                  Noteholders)

                  Amount of withdrawal, if any, from the Class A-1 Holdback
                  Subaccount                                                                                            $0.00

         Deficiency Claim Amount:

                  Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                  Holdback Subaccount and Available Funds                                                               $0.00

                  (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                  Amount of excess, if any, on the Distribution Date on or
                  immediately following the end of the Funding Period, of (a)
                  the sum of the Class A-1 Prepayment Amount, the Class A-2
                  Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                  A-4 Prepayment Amount, and the over (b) the amount on deposit
                  in the Pre-Funding Account                                                                            $0.00

         Class A-1 Maturity Shortfall:

                  Amount of excess, if any, on the Class A-1 Final Scheduled
                  Distribution Date, of (a) the unpaid principal balance of the
                  Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                  Section III or pursuant to a withdrawal from the Class A-1
                  Holdback Subaccount.                                                                                  $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                 Page 3 (1997-D)

V.       Collected Funds

         Payments Received:
                  Supplemental Servicing Fees                                                  $0.00
                  Amount allocable to interest                                         $7,211,759.81
                  Amount allocable to principal                                        11,063,116.01
                  Amount allocable to Insurance Add-On Amounts                                 $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                   ------------------

         Total Payments Received                                                                                $18,274,875.82

         Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables            728,628.73

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition of the
                     related Financed Vehicles and (ii) amounts required to be
                     refunded to Obligors on such Liquidated Receivables                  (74,280.07)
                                                                                   ------------------

         Net Liquidation Proceeds                                                                                  $654,348.66

         Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                  $0.00
                  Amount allocable to interest                                                 $0.00
                  Amount allocable to principal                                                $0.00
                  Amount allocable to Insurance Add-On Amounts                                 $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)               $0.00                     $0.00
                                                                                   ------------------       -------------------

         Total Collected Funds                                                                                  $18,929,224.48
                                                                                                            ===================

VI.      Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                         $0.00
                  Amount allocable to interest                                                 $0.00
                  Amount allocable to principal                                                $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)               $0.00

         Purchase Amounts - Administrative Receivables                                                              $82,481.62
                  Amount allocable to interest                                                 $0.00
                  Amount allocable to principal                                           $82,481.62
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                   ------------------

         Total Purchase Amounts                                                                                     $82,481.62
                                                                                                            ===================

VII.     Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                              $352,626.58

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                       ($118,180.18)
                  Liquidation Proceeds                                                         $0.00
                  Purchase Amounts - Warranty Receivables                                      $0.00
                  Purchase Amounts - Administrative Receivables                                $0.00
                                                                                   ------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                               ($118,180.18)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                              ($118,180.18)

         Remaining Outstanding Monthly Advances                                                                    $234,446.40

         Monthly Advances - current Monthly Period                                                                 $232,640.13
                                                                                                            -------------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                $467,086.53
                                                                                                            ===================



                                 Page 4 (1997-D)

VIII.    Calculation of Interest and Principal Payments

         A. Calculation of Principal Distribution Amount

                 Payments received allocable to principal                                                          $11,063,116.01
                 Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                       $1,341,702.71
                 Purchase Amounts - Warranty Receivables allocable to principal                                             $0.00
                 Purchase Amounts - Administrative Receivables allocable to principal                                  $82,481.62
                 Amounts withdrawn from the Pre-Funding Account                                                             $0.00
                 Cram Down Losses                                                                                           $0.00
                                                                                                               -------------------

                 Principal Distribution Amount                                                                     $12,487,300.34
                                                                                                               ===================

         B. Calculation of Class A-1 Interest Distributable Amount

                 Class A-1 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-1 Noteholders on such Distribution Date)      $24,832,235.23

                 Multiplied by the Class A-1 Interest Rate                                        5.8875%

                 Multiplied by actual days in the period or in the case of the
                    first Distribution Date, by 29/360                                        0.08333333              $121,833.15
                                                                                       -------------------

                 Plus any unpaid Class A-1 Interest Carryover Shortfall                                                     $0.00
                                                                                                               -------------------

                 Class A-1 Interest Distributable Amount                                                              $121,833.15
                                                                                                               ===================

         C. Calculation of Class A-2 Interest Distributable Amount

                 Class A-2 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-2 Noteholders on such Distribution Date)     $196,000,000.00

                 Multiplied by the Class A-2 Interest Rate                                         6.125%

                 Multiplied by 1/12 or in the case of the first Distribution
                    Date, by 30/360                                                           0.08333333            $1,000,416.67
                                                                                       -------------------

                 Plus any unpaid Class A-2 Interest Carryover Shortfall                                                     $0.00
                                                                                                               -------------------

                 Class A-2 Interest Distributable Amount                                                            $1,000,416.67
                                                                                                               ===================

         D. Calculation of Class A-3 Interest Distributable Amount

                 Class A-3 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-3 Noteholders on such Distribution Date)     $258,000,000.00

                 Multiplied by the Class A-3 Interest Rate                                         6.200%

                 Multiplied by 1/12 or in the case of the first Distribution
                    Date, by 30/360                                                           0.08333333            $1,333,000.00
                                                                                       -------------------

                 Plus any unpaid Class A-3 Interest Carryover Shortfall                                                     $0.00
                                                                                                               -------------------

                 Class A-3 Interest Distributable Amount                                                            $1,333,000.00
                                                                                                               ===================

         E. Calculation of Class A-4 Interest Distributable Amount

                 Class A-4 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-4 Noteholders on such Distribution Date)      $82,400,000.00

                 Multiplied by the Class A-4 Interest Rate                                         6.350%

                 Multiplied by 1/12 or in the case of the first Distribution
                    Date, by 30/360                                                           0.08333333              $436,033.33
                                                                                       -------------------

                 Plus any unpaid Class A-4 Interest Carryover Shortfall                                                     $0.00
                                                                                                               -------------------

                 Class A-4 Interest Distributable Amount                                                              $436,033.33
                                                                                                               ===================



                                 Page 5 (1997-D)

         F. Calculation of Noteholders' Interest Distributable Amount

                 Class A-1 Interest Distributable Amount                                  $121,833.15
                 Class A-2 Interest Distributable Amount                                $1,000,416.67
                 Class A-3 Interest Distributable Amount                                $1,333,000.00
                 Class A-4 Interest Distributable Amount                                  $436,033.33


                 Noteholders' Interest Distributable Amount                                                         $2,891,283.15
                                                                                                                 =================

         G. Calculation of Noteholders' Principal Distributable Amount:

                 Noteholders' Monthly Principal Distributable Amount:

                 Principal Distribution Amount                                         $12,487,300.34

                 Multiplied by Noteholders' Percentage ((i) for each
                   Distribution Date before the principal balance of the Class
                   A-1 Notes is reduced to zero, 100%, (ii) for the Distribution
                   Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class
                   A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial
                   principal balance of the Class A-2 Notes over the Aggregate
                   Principal Balance (plus any funds remaining on deposit in the
                   Pre-Funding Account) as of the Accounting Date for the
                   preceding Distribution Date minus that portion of the
                   Principal Distribution Amount applied to retire the Class A-1
                   Notes and (iii) for each Distribution Date thereafter,
                   outstanding principal balance of the Class A-2 Notes on the
                   Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as
                   of the Accounting Date for the preceding Distribution Date)                 100.00%             $12,487,300.34
                                                                                      -----------------

                 Unpaid Noteholders' Principal Carryover Shortfall                                                          $0.00
                                                                                                                 -----------------

                 Noteholders' Principal Distributable Amount                                                       $12,487,300.34
                                                                                                                 =================

         H. Application of Noteholders' Principal Distribution Amount:

                 Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes (equal to entire Noteholders' Principal
                 Distributable Amount until the principal balance of the Class
                 A-1 Notes is reduced to zero)                                                                     $12,487,300.34
                                                                                                                 =================

                 Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes (no portion of the Noteholders' Principal
                 Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
                 Principal Distributable Amount)                                                                            $0.00
                                                                                                                 =================



                                 Page 6 (1997-D)

IX.      Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                        Pre-Funded Amount                                                                               $0.00

                                                                                                                 --------------
                                                                                                                        $0.00
                                                                                                                 ==============

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus (b)
            $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of

            Subsequent Receivables over (ii) $0))                                                                       $0.00

         Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
            Account has been reduced to $100,000 or less as of the Distribution
            Date (see B below)                                                                                          $0.00
                                                                                                                 --------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                        Pre-Funded Amount                                                    $0.00
                                                                                      -------------
                                                                                                                        $0.00
                                                                                                                 ==============

         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
            Pre-Funded Amount being reduced to $100,000 or less on any
            Distribution Date                                                                                           $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                          $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                          $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                          $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                          $0.00


         Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount,
            Class A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the
            Class A-4 Prepayment Amount, the Class A-5 Prepayment Amount, over the sum current principal balance of the Class A-1 Notes, the Class
            A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5
            Notes

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                   $0.00
         Class A-2 Prepayment Premium                                                                                   $0.00
         Class A-3 Prepayment Premium                                                                                   $0.00
         Class A-4 Prepayment Premium                                                                                   $0.00
         Class A-5 Prepayment Premium                                                                                   $0.00



                                 Page 7 (1997-D)

X.       Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
            Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                        Product of (x)  x.xx% (weighted average interest of Class
                        A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                        Interest Rate, Class A-4 Interest Rate, Class A-5
                        Interest Rate (based on outstanding Class A-1 principal
                        balance through the Class A-5 principal balance)
                        divided by 360, (y) $0.00 (the Pre-Funded Amount on
                        such Distribution Date) and (z) xx (the number of days
                        until the January 1998 Distribution Date))                                                     $0.00

                        Less the product of (x) 2.5% divided by 360, (y) $0
                        (the Pre-Funded Amount on such Distribution Date) and
                        (z) xx (the number of days until the January 1998
                        Distribution Date)                                                                             $0.00
                                                                                                              ---------------

         Requisite Reserve Amount                                                                                      $0.00
                                                                                                              ===============

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first

            Distribution Date, as of the Closing Date                                                                  $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
            Account in respect of transfers of Subsequent Receivables)                                                 $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Class A-1 Holdback Subaccount) over the
            Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
            transfers of Subsequent Receivables)                                                                       $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total amount
            payable over Available Funds (see IV above)                                                                $0.00
                                                                                                              ---------------

         Amount remaining on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) after the Distribution Date                                                 $0.00
                                                                                                              ===============
XI.      Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                               $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
            Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                                            $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                          $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
            Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
            released by the Indenture Trustee to the General Partners)                                                 $0.00
                                                                                                              ---------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                     $0.00
                                                                                                              ===============



                                 Page 8 (1997-D)

XII.     Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of
            the Monthly Period                                     $561,232,235.23
         Multiplied by Basic Servicing Fee Rate                               1.25%
         Multiplied by months per year                                    8.333333%
                                                                 ------------------

         Basic Servicing Fee                                                            $584,616.91

         Less: Backup Servicer Fees (annual rate of 1 bp)                                     $0.00

         Supplemental Servicing Fees                                                          $0.00
                                                                                      --------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $584,616.91
                                                                                                              ================

XIII.    Information for Preparation of Statements to Noteholders

               a.       Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                                    $24,832,235.23
                            Class A-2 Notes                                                                   $196,000,000.00
                            Class A-3 Notes                                                                   $258,000,000.00
                            Class A-4 Notes                                                                    $82,400,000.00

               b.       Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                    $12,487,300.34
                            Class A-2 Notes                                                                             $0.00
                            Class A-3 Notes                                                                             $0.00
                            Class A-4 Notes                                                                             $0.00

               c.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                    $12,344,934.89
                            Class A-2 Notes                                                                   $196,000,000.00
                            Class A-3 Notes                                                                   $258,000,000.00
                            Class A-4 Notes                                                                    $82,400,000.00

               d.       Interest distributed to Noteholders
                            Class A-1 Notes                                                                       $121,833.15
                            Class A-2 Notes                                                                     $1,000,416.67
                            Class A-3 Notes                                                                     $1,333,000.00
                            Class A-4 Notes                                                                       $436,033.33

               e.       1.  Class A-1 Interest Carryover Shortfall, if any, (and
                              change in amount from preceding statement)                                                $0.00
                        2.  Class A-2 Interest Carryover Shortfall, if any, (and
                              change in amount from preceding statement)                                                $0.00
                        3.  Class A-3 Interest Carryover Shortfall, if any, (and
                              change in amount from preceding statement)                                                $0.00
                        4.  Class A-4 Interest Carryover Shortfall, if any, (and
                              change in amount from preceding statement)                                                $0.00

               f.       Amount distributed payable out of amounts withdrawn from or pursuant to:
                        1.  Reserve Account                                                                             $0.00
                        2.  Spread Account  Class A-1 Holdback Subaccount                                               $0.00
                        3.  Claim on the Note Policy                                                                    $0.00

               g.       Remaining Pre-Funded Amount                                                                     $0.00

               h.       Remaining Reserve Amount                                                                        $0.00

               i.       Amount on deposit on Class A-1 Holdback Subaccount                                              $0.00

               j.       Prepayment amounts
                            Class A-1 Prepayment Amount                                                                 $0.00
                            Class A-2 Prepayment Amount                                                                 $0.00
                            Class A-3 Prepayment Amount                                                                 $0.00
                            Class A-4 Prepayment Amount                                                                 $0.00


               k.        Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                $0.00
                            Class A-2 Prepayment Premium                                                                $0.00
                            Class A-3 Prepayment Premium                                                                $0.00
                            Class A-4 Prepayment Premium                                                                $0.00


               l.       Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                           paid by the Trustee on behalf of the Trust                                             $584,616.91

               m.       Note Pool Factors (after giving effect to distributions on the
                           Distribution Date)
                            Class A-1 Notes                                                                        0.19410275
                            Class A-2 Notes                                                                        1.00000000
                            Class A-3 Notes                                                                        1.00000000
                            Class A-4 Notes                                                                        1.00000000



                                 Page 9 (1997-D)

XVI.     Pool Balance and Aggregate Principal Balance

                        Original Pool Balance at beginning of Monthly Period                                      $599,999,997.12
                        Subsequent Receivables                                                                              $0.00
                                                                                                                ------------------
                        Original Pool Balance at end of Monthly Period                                            $599,999,997.12
                                                                                                                ==================

                        Aggregate Principal Balance as of preceding Accounting Date                               $561,232,235.23
                        Aggregate Principal Balance as of current Accounting Date                                 $548,744,934.89

         Monthly Period Liquidated Receivables                                  Monthly Period Administrative Receivables

                         Loan #                       Amount                                     Loan #                Amount
                         ------                       ------                                     ------                ------
           see attached listing                    1,341,702.71                    see attached listing               82,481.62
                                                          $0.00                                                           $0.00
                                                          $0.00                                                           $0.00
                                                 ---------------                                                    ------------
                                                  $1,341,702.71                                                      $82,481.62
                                                 ===============                                                    ============

XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                        22,813,838.32

         Aggregate Principal Balance as of the Accounting Date                            $548,744,934.89
                                                                                        ------------------

         Delinquency Ratio                                                                                           4.15745766%
                                                                                                                    -------------

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                             ARCADIA FINANCIAL LTD.

                                          By:
                                             -----------------------------------
                                          Name: Scott R. Fjellman
                                               ---------------------------------
                                          Title: Vice President / Securitization
                                                --------------------------------



                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 1998

I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION         $600,000,000.00

                AGE OF POOL (IN MONTHS)                                         5

II.      Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                     $22,813,838.32

         Aggregate Principal Balance as of the Accounting Date                          $548,744,934.89
                                                                                      ------------------

         Delinquency Ratio                                                                                            4.15745766%
                                                                                                              ====================

III.     Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                      4.15745766%

         Delinquency ratio - preceding Determination Date                                    3.24548086%

         Delinquency ratio - second preceding Determination Date                             2.61986115%
                                                                                      ------------------

         Average Delinquency Ratio                                                                                    3.34093322%
                                                                                                              ====================

IV.      Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                          $803,073.59

                   Add:    Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment at time of purchase)                                                  $1,341,702.71
                                                                                                              --------------------

         Cumulative balance of defaults as of the current Accounting Date                                          $2,144,776.30

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                        4,816,323.17

                            Percentage of 90+ day delinquencies applied to defaults              100.00%           $4,816,323.17
                                                                                      ------------------      --------------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
            current Accounting Date                                                                                $6,961,099.47
                                                                                                              ====================

V.       Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                 1.1601832%

         Cumulative Default Rate - preceding Determination Date                               0.5391713%

         Cumulative Default Rate - second preceding Determination Date                        0.1506504%



                                 Page 1 (1997-D)

VI.      Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                     $336,499.04

                   Add: Aggregate of Principal Balances as of the Accounting
                           Date (plus accrued and unpaid interest theron to the
                           end of the Monthly Period) of all Receivables that
                           became Liquidated Receivables or that became
                           Purchased Receivables and that were delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment as of the Accounting Date                    $1,341,702.71
                                                                                     --------------------

                        Liquidation Proceeds received by the Trust                         ($654,348.66)               $687,354.05
                                                                                     --------------------   -----------------------

         Cumulative net losses as of the current Accounting Date                                                     $1,023,853.09

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                       $4,816,323.17

                            Percentage of 90+ day delinquencies applied to losses                 40.00%             $1,926,529.27
                                                                                     --------------------   -----------------------

         Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $2,950,382.36
                                                                                                            =======================

VII.     Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                           0.4917304%

         Cumulative Net Loss Rate - preceding Determination Date                                                         0.2182134%

         Cumulative Net Loss Rate - second preceding Determination Date                                                  0.0634709%

VIII.    Classic/Premier Loan Detail

                                                                    Classic                Premier                    Total
                                                                    -------                -------                    -----
         Aggregate Loan Balance, Beginning                       356,498,432.95         $204,733,802.28            $561,232,235.23
           Subsequent deliveries of Receivables                            0.00                    0.00                       0.00
           Prepayments                                            (2,010,949.88)          (2,378,713.60)             (4,389,663.48)
           Normal loan payments                                   (3,768,523.41)          (2,904,929.12)             (6,673,452.53)
           Defaulted Receivables                                    (850,375.07)            (491,327.64)             (1,341,702.71)
           Administrative and Warranty Receivables                   (42,944.34)             (39,537.28)                (82,481.62)
                                                            ---------------------    --------------------   -----------------------
         Aggregate Loan Balance, Ending                         $349,825,640.25         $198,919,294.64            $548,744,934.89
                                                            =====================    ====================   =======================

         Delinquencies                                            17,042,460.61            5,771,377.71             $22,813,838.32
         Recoveries                                                 $443,339.89             $211,008.77                $654,348.66
         Net Losses                                                  407,035.18              280,318.87                $687,354.05

VIII.    Other Information Provided to FSA

               A.  Credit Enhancement Fee information:

                   Aggregate Principal Balance as of the Accounting Date                $548,744,934.89
                   Multiplied by:  Credit Enhancement Fee  (26 bp's) * (30/360)                  0.0208%
                                                                                     --------------------
                        Amount due for current period                                                                  $114,321.86
                                                                                                            =======================

               B.  Dollar amount of loans that prepaid during the Monthly Period                                     $4,389,663.48
                                                                                                            =======================

                   Percentage of loans that prepaid during the Monthly Period                                           0.79994606%
                                                                                                            =======================



                                 Page 2 (1997-D)

IX.      Spread Account Information                                                        $                       %

         Beginning Balance                                                            $14,373,990.87                2.61943026%

         Deposit to the Spread Account                                                 $3,239,216.94                0.59029555%
         Spread Account Additional Deposit                                                     $0.00                0.00000000%
         Withdrawal from the Spread Account                                                    $0.00                0.00000000%
         Disbursements of Excess                                                               $0.00                0.00000000%
         Interest earnings on Spread Account                                              $54,728.01                0.00997331%
                                                                                ---------------------    -----------------------

         Ending Balance                                                               $17,667,935.82                3.21969912%
                                                                                =====================    =======================

         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association         $38,412,145.44                7.00000000%
                                                                                =====================    =======================

X.       Trigger Events

         Cumulative Loss and Default Triggers as of December 15, 1997

         -------------------------------------------------------------------------------------------------------------------------
                                          Loss                        Default             Loss Event            Default Event
             Month                     Performance                  Performance           of Default              of Default
         -------------------------------------------------------------------------------------------------------------------------
                3                         0.88%                        2.11%                 1.11%                   2.66%
                6                         1.76%                        4.21%                 2.22%                   5.32%
                9                         2.55%                        6.10%                 3.21%                   7.71%
               12                         3.26%                        7.79%                 4.10%                   9.84%
               15                         4.20%                       10.03%                 5.28%                  12.68%
               18                         5.05%                       12.07%                 6.35%                  15.25%
               21                         5.80%                       13.85%                 7.29%                  17.50%
               24                         6.44%                       15.40%                 8.11%                  19.45%
               27                         6.78%                       16.21%                 8.53%                  20.47%
               30                         7.05%                       16.86%                 8.87%                  21.29%
               33                         7.29%                       17.43%                 9.17%                  22.01%
               36                         7.50%                       17.92%                 9.43%                  22.63%
               39                         7.60%                       18.15%                 9.55%                  22.93%
               42                         7.67%                       18.34%                 9.65%                  23.16%
               45                         7.74%                       18.49%                 9.73%                  23.36%
               48                         7.79%                       18.62%                 9.80%                  23.52%
               51                         7.84%                       18.73%                 9.86%                  23.65%
               54                         7.87%                       18.81%                 9.90%                  23.76%
               57                         7.90%                       18.88%                 9.94%                  23.84%
               60                         7.92%                       18.93%                 9.96%                  23.91%
               63                         7.93%                       18.96%                 9.98%                  23.95%
               66                         7.94%                       18.98%                 9.99%                  23.98%
               69                         7.95%                       18.99%                10.00%                  23.99%
               72                         7.95%                       19.00%                10.00%                  24.00%
         -------------------------------------------------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 6.19%                               Yes________        No___X_____

         Cumulative Default Rate (see above table)                                              Yes________        No___X_____

         Cumulative Net Loss Rate (see above table)                                             Yes________        No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                    Yes________        No___X_____

XI.      Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                       Yes________        No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________        No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                                  Yes________        No___X_____


         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                         ---------------------------------------
                                      Name: Scott R. Fjellman
                                           -------------------------------------
                                      Title: Vice President / Securitization
                                            ------------------------------------



                                 Page 3 (1997-D)